UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): January 19, 2011

JIANGBO PHARMACEUTICALS, INC.
(Exact name of registrant as specified in charter)

Florida
(State or other jurisdiction of incorporation)

001-34763	65-1130026
(Commission File Number)	(IRS Employer Identification No.)

25 Haihe Road, Laiyang Economic Development
Laiyang City, Yantai, Shandong Province, People’s Republic of China 265200

(Address of principal executive offices and zip code)

(86) 535-7282997

(Registrant’s telephone number including area code)

(Registrant’s former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On January 19, 2011, Jiangbo Pharmaceuticals, Inc. (the “Company”) and Pope Investments LLC (“Pope”) entered into a Letter Agreement (the “Letter Agreement”), whereby Pope agreed (i) to waive certain provisions set forth in the Securities Purchase Agreement, by and between the Company and Pope Asset Management LLC, dated as of November 6, 2007 (the “2007 Securities Purchase Agreement”) with respect to the 6% Convertible Subordinated Debenture of the Company dated November 6, 2007 issued to Pope (the “2007 Notes”), (ii) to waive certain provisions set forth in the Securities Purchase Agreement, by and between the Company and the investors who are parties thereto (collectively, the “Investors”), dated as of May 30, 2008 (the “2008 Securities Purchase Agreement”) with respect to the 6% Convertible Notes of the Company dated May 30, 2008, issued to the Investors (collectively, the “2008 Notes”), and (iii) to waive certain provisions set forth in a Waiver Agreement dated February 15, 2010 by and between the Company and Pope (the “February Waiver Agreement”). Pope is the holder of $3,500,000 principal amount of the 2007 Notes (the “2007 Pope Notes”) and the holder of $11,500,000 aggregate principal amount of the 2008 Notes (the “2008 Pope Notes”, and collectively with the 2007 Pope Notes, the “Pope Notes”).  Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the 2007 Securities Purchase Agreement, 2008 Securities Purchase Agreement, the 2007 Notes, or the 2008 Notes.

Pursuant to the Letter Agreement, Pope (i) agreed to continue to waive the Events of Default that have occurred as a result of the Company’s failure to timely make interest payments on the 2007 Notes and 2008 Notes that were due and payable on November 30, 2009 (collectively, the “November Interest Payments”), (ii) to waive the Events of Default that have occurred as a result of the Company’s failure to timely make interest payments on the 2007 Notes and the 2008 Notes that were due and payable on May 30, 2010 (the “May Interest Payments”), (iii) to waive the Events of Default that have occurred as a result of the Company’s failure to pay the aggregate outstanding principal amount, together with all accrued interest thereon with respect to the 2007 Notes on November 30, 2010, (iv) to waive the Events of Default that have occurred as a result of the Company’s failure to timely make interest payments on the 2007 Notes and the 2008 Notes that were due and payable on November 30, 2010 (the “November 2010 Interest Payments”) and (v) to agree not to provide written notice to the Company with respect to the occurrence of any of such Events of Default.

Pursuant to the terms of the Letter Agreement, the Company agreed that no later than January 20, 2011, (A) it will pay to all holders of the 2007 Notes who make certain representations set forth in the Letter Agreement to the Company, an amount equal to the sum of (i) the interest payment that was due and payable on the 2007 Notes on November 30, 2009 at the non-default rate of 6% per annum, (ii) the interest payment that was due and payable with respect to the 2007 Notes on May 30, 2010 at the non-default rate of 6% per annum, and (iii) the interest payment that was due and payable on the 2007 Notes on November 30, 2010 at the non-default rate of 6% per annum in shares of the Company’s common stock, par value $0.001 per share, valued at $6.50 per shares (the “Interest Shares”), and (B) it will  pay to all holders of the 2008 Notes who make certain representations set forth in the Letter Agreement to the Company, an amount equal to the sum of (i) the interest payment that was due and payable on the 2008 Notes on November 30, 2009 at the non-default rate of 6% per annum, (ii) the interest payment that was due and payable with respect to the 2008 Notes on May 30, 2010 at the non-default rate of 6% per annum, and (iii) the interest payment that was due and payable on the 2007 Notes on November 30, 2010 at the non-default rate of 6% per annum in Interest Shares.  The Company further agrees that no later than January 20, 2011, it will pay to all holders of the 2007 Notes and the 2008 Notes who make certain representations set forth in the Letter Agreement to the Company, an additional payment, with respect to (x) the period beginning on June 1, 2009 and ending on November 30, 2009, (y) the period beginning on December 1, 2009 and ending on May 30, 2010, and (z) the period beginning on June 1, 2010 and ending on November 30, 2010, in shares of the Company’s common stock, par value $0.001 per share, valued at $7.50 per share (the “Penalty Shares” and, collectively with the Interest Shares, the “Shares”), equal to the additional interest payable with respect to the 2007 Notes and the 2008 Notes for each of such periods at the rate of 10% per annum (such interest payment shall be referred to herein as the “Special Interest Payment”).

Pursuant to the Letter Agreement, the Company agreed that (i) the number of Interest Shares  payable to all holders of the 2007 Notes and the 2008 Notes shall be 366,048 shares of which, 273,547 shall be paid to Pope and (ii) the number of Penalty Shares payable to all holders of the 2007 Notes and the 2008 Notes shall be 520,229 shares, of which 386,449 shall be paid to Pope.

Pope further agreed to waive each and every applicable provision of the 2007 Securities Purchase Agreement (including without limitation, Section 6.9 (Price Adjustment), the 2008 Securities Purchase Agreement (including, without limitation Section 4.17 (Right of First Refusal), Section 4.18 (Conversion Price Adjustment, 4.21(c) (Additional Negative Covenants of the Company)), the 2007 Notes and the 2008 Notes, each to the extent necessary in order to permit the Company (x) to make the payments of accrued interest at the option of the holders of the 2007 Notes and/or the 2008 Notes in the form of Interest Shares as set forth herein and (y) to make the Special Interest Payment.  In addition, Pope agreed that the Maturity Date (as defined in the 2007 Notes) shall be extended to February 28, 2011.

The Company became delinquent on the payment of interests under the 2007 Notes and 2008 Notes due to delays in its ability to transfer cash out of the People’s Republic of China.

A copy of the Letter Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 3.02  Unregistered Sales of Equity Securities.

The information pertaining to the Company’s issuance of the Shares  in Item 1.01 is incorporated herein by reference in its entirety. The Shares  issuable to Pope and the other holders of the 2008 Notes will not be registered under the Securities Act of 1933, as amended (the “Act”) and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  Pope is an accredited investor. The issuance of the Shares to Pope is exempt from the registration requirements of the Act in reliance on an exemption from registration provided by Section 4(2) of the Act.  Each of the other holders of the 2008 Notes is required pursuant to the Letter Agreement and, as a condition to such holder’s receipt of any Shares, to represent and warrant  to the Company that such holder is an accredited investor.  The issuance of the Shares to the other holders of the 2008 Notes will be exempt from the registration requirements of the Act in reliance on an exemption from registration provided by Section 4(2) of the Act.  This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitution an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 8.01  Other Events.

On January 21, 2011, the Company issued a press release announcing that it had reached a settlement with the holder of its 2007 Notes and the holders of its 2008 Notes.  The full text of the press release is set forth in Exhibit 99.1 attached hereto.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Letter Agreement dated January 19, 2011 by and between Jiangbo Pharmaceuticals, Inc. and Pope Investments LLC

99.1	Press Release dated January 21, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JIANGBO PHARMACEUTICALS, INC.

By:	Elsa Sung
Name: Elsa Sung
Title: Chief Financial Officer

Dated: January 24, 2011

Exhibit Index

Exhibit No.	Description

10.1	Letter Agreement dated January 19, 2011 by and between Jiangbo Pharmaceuticals, Inc. and Pope Investments LLC

99.1	Press Release dated January 21, 2011